                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

     Filed by the registrant /X/
     Filed by a party other than the registrant / /
     Check the appropriate box:
     /X/ Preliminary proxy statement
     / / Definitive proxy statement
     / / Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                     UNITED COMPANIES FINANCIAL CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)
Payment of filing fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transactions applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------
     (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------
     (3) Filing party:

- --------------------------------------------------------------------------------
     (4) Date filed:

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
    (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                                     {LOGO}

                     UNITED COMPANIES FINANCIAL CORPORATION
                                 P. O. BOX 1591
                          BATON ROUGE, LOUISIANA 70821

To the Shareholders of
UNITED COMPANIES FINANCIAL CORPORATION

     Enclosed is a Notice of the 1994 Annual Meeting of Shareholders of United Companies Financial Corporation (the "Company") and a Proxy and Proxy Statement relating to the Annual Meeting. The Annual Meeting will be held on April 28, 1994, at 9:00 a.m. at One United Plaza, Fifth Floor, 4041 Essen Lane, Baton Rouge, Louisiana. The Proxy Statement describes the matters to be acted upon at the meeting.

     You are urged to sign and return the accompanying Proxy so that you may be sure that your shares will be voted.

                                       Sincerely,

                                       HARRIS J. CHUSTZ
                                       Chairman of the Board

Baton Rouge, Louisiana
March 31, 1994

                        NOTICE OF ANNUAL MEETING OF THE
                                SHAREHOLDERS OF
                     UNITED COMPANIES FINANCIAL CORPORATION

To the Holders of the Common Stock :

     PLEASE TAKE NOTICE that the 1994 Annual Meeting of Shareholders of United Companies Financial Corporation, a Louisiana corporation (the "Company"), will be held at One United Plaza, Fifth Floor, 4041 Essen Lane, Baton Rouge, Louisiana, on April 28, 1994, at 9:00 a.m. to consider and act upon:

          (1) the election of the Board of Directors of ten (10) members;

          (2) a proposal to approve the adoption of the Company's 1993 Stock Incentive Plan;

          (3) a proposal to approve the adoption of the Company's 1993 Non-Employee Director Stock Option Plan;

          (4) a proposal to approve the adoption of the Company's Management Incentive Plan.

          (5) the adoption of a proposed amendment to Section 1 of Article III of the Articles of Incorporation to increase the number of authorized shares of the Company's $2.00 par value common stock from 20,000,000 shares to 100,000,000 shares and the number of authorized shares of the Company's $2.00 par value preferred stock from 5,000,000 shares to 20,000,000; and

          (6) such other business as may properly come before the meeting, or any adjournments thereof.

     The Board of Directors has fixed the close of business on March 18, 1994, as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        SHERRY E. ANDERSON,
                                        Secretary

Baton Rouge, Louisiana
March 31, 1994
                                   IMPORTANT
TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE INDICATE YOUR WISHES, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY FOR WHICH A RETURN ENVELOPE IS PROVIDED.

                     UNITED COMPANIES FINANCIAL CORPORATION
                       P. O. BOX 1591 -- 4041 ESSEN LANE
                          BATON ROUGE, LOUISIANA 70821

                                PROXY STATEMENT

     The accompanying Proxy is solicited on behalf of the Board of Directors of United Companies Financial Corporation (the "Company") for use at the 1994 Annual Meeting of Shareholders to be held on Thursday, April 28, 1994, at 9:00 a.m., at One United Plaza, Fifth Floor, 4041 Essen Lane, Baton Rouge, Louisiana, and any adjournments thereof. The Company anticipates that this Proxy Statement and the accompanying Proxy will be first sent or given to shareholders on approximately March 31, 1994.

     On March 1, 1994, the Company had issued and outstanding and entitled to vote 12,340,376 shares of its $2.00 par value common stock (the "Common Stock"). The Common Stock is the only outstanding class of voting security of the Company and each share is entitled to one vote. There is no cumulative voting. Only shareholders of record at the close of business on March 18, 1994, will be entitled to notice of, and to vote at, this Annual Meeting. Any shareholder giving a Proxy has the power to revoke it at any time before it is exercised by providing written notice of revocation to the Secretary of the Company or by filing a Proxy of a later date with the Secretary of the Company. The holders of a majority of the total shares of Common Stock outstanding on the record date, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The shares held by each shareholder who signs and returns the enclosed form of Proxy will be counted for purposes of determining the presence of a quorum at the meeting, whether or not the shareholder abstains on all or any matter to be acted on at the meeting. Abstentions are counted toward the calculation of a quorum. Any unvoted position in a brokerage account will be considered as not voted and will not be counted toward fulfillment of quorum requirements.

     The purpose of the Annual Meeting is to consider and act upon the matters which are listed in the accompanying Notice of Annual Meeting and set forth in this Proxy Statement.

     The enclosed form of Proxy provides a means for a shareholder to vote for all the nominees for director listed thereon, to withhold authority to vote for one or more of such nominees, or to withhold authority to vote for all of such nominees. The Company's bylaws provide that directors are elected by a plurality of the votes cast. Accordingly, the withholding of authority by a shareholder will have no effect on the results of the election of those directors for whom authority to vote is withheld. Each Proxy will be voted in accordance with the shareholder's directions. Unless the shareholder specifies otherwise, a Proxy in the accompanying form which is properly executed and duly returned will be voted FOR the election of the ten (10) nominees listed hereinafter as directors.

     The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote is required for the approval of the Company's 1993 Stock Incentive Plan, the Company's 1993 Non-Employee Director Stock Option Plan, the Company's Management Incentive Plan and the amendment to the Articles of Incorporation of the Company. Approval of any other matters as may properly come before the meeting will also require the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the meeting. Other than in the case of the election of directors, abstentions will have the same effect as a vote against any proposal.

     The cost of preparing, assembling, printing and mailing this Proxy Statement, the form of Proxy, and the Notice of Annual Meeting of Shareholders will be paid by the Company. In addition to solicitation by use of the mails, solicitation of Proxies may also be made personally by certain directors, officers and employees of the Company, and no additional compensation will be paid to such individuals. Proxies will also be solicited by Chemical Bank, New York, N.Y., the Company's registrar and transfer agent, whose fee and out-of-pocket expenses will be paid by the Company. The Company will also supply brokers or persons holding stock in their names or in the names of their nominees with such number of Proxies, proxy material and annual reports as they may require for mailing to beneficial owners, and will reimburse them for their reasonable expenses incurred in connection therewith.

                   SECURITY HOLDINGS OF MANAGEMENT AND OTHERS

     The following table sets forth the amount and percent of shares of Common Stock which, as of March 1, 1994, are deemed under the rules of the Securities and Exchange Commission (the "Commission") to be "beneficially owned" by each director, by all directors and officers as a group, and by any person or "group" (as that term is used in the Securities Exchange Act of 1934, as amended) known to the Company as of that date to be a "beneficial owner" of more than 5% of the outstanding shares of Common Stock of the Company:

                                                             AMOUNT AND
                                                              NATURE OF
                                                             BENEFICIAL           PERCENTAGE OF
                          DIRECTORS                        OWNERSHIP(1)(2)          CLASS(3)
    -----------------------------------------------------  ---------------        -------------
    James J. Bailey, III.................................      104,344(4)(5)              --
    General Robert H. Barrow (retired)...................       20,216(4)                 --
    J. Terrell Brown.....................................      299,050(5)(6)           2.400%
    Richard A. Campbell..................................       74,322(4)                 --
    Harris J. Chustz.....................................      220,295(5)(6)           1.776%
    Robert D. Kilpatrick.................................       24,790(4)                 --
    O. Miles Pollard, Jr.................................       37,460(4)                 --
    Charles Prosser, M.D.................................      115,184(4)                 --
    Dale E. Redman.......................................       98,113(6)                 --
    William H. Wright, Jr................................      208,047(4)(5)           1.683%
    All officers and directors as a group (28 persons)...    1,558,305(4)(5)(6)       12.083%
    OTHER PERSONS
    United Companies Financial Corporation
      Employee Stock Ownership Plan and Trust
      440 Riverside Mall
      Baton Rouge, LA 70801..............................    2,064,590(7)             16.730%

- ---------------

(1) Under rules promulgated by the Commission, "beneficial ownership" includes having or sharing with others the power to vote or direct the investment of securities. Accordingly, a person having or sharing the power to vote or direct the investment of securities is deemed to "beneficially own" the securities even if he has no right to receive any part of the dividends on or the proceeds from the sale of these securities. Also, because "beneficial ownership" extends to persons, such as co-trustees under a trust, who share power to vote or control the disposition of the securities, the very same securities may be deemed "beneficially owned" by two or more persons shown in the table. Information with respect to "beneficial ownership" shown in the table above is based upon information supplied by the directors and officers of the Company and filings made with the Commission or furnished to the Company by any stockholder.

(2) Includes pro rata shares, where applicable, that have been allocated to an individual's accounts in the Company's Employee Stock Ownership Plan and Trust (the "ESOP") and in the Company's Employees' Savings Plan and Trust (the "401(k) Plan").

(3) Less than 1% except as otherwise indicated.

(4) Includes shares which the named holder is presently entitled to acquire upon exercise of options granted under the Company's 1993 and 1989 Non-Employee Director Stock Option Plans.

(5) Includes shares held by family members and controlled affiliates.

(6) Includes shares which the following named holders as of March 1, 1994, were entitled to acquire upon exercise of options granted under the Company's Stock Option Plans: Mr. Brown, 119,920; Mr. Chustz, 64,670; and Mr. Redman, 77,040; all executive officers as a group (6 persons), 367,222; and all directors, executive officers and senior vice presidents as a group (28 persons), 611,860.

(7) Held by Hibernia National Bank as trustee. An ESOP participant exercises voting rights over shares of Common Stock allocated to the participant's account, whether or not vested. Voting rights for any unallocated shares of Common Stock held by the ESOP are voted by the trustee in proportion to the voting of allocated shares by the ESOP participants. The Plan Administrator, a committee composed of six officers and directors of the Company, may also in certain circumstances direct the trustee to purchase, sell, resell or otherwise dispose of Common Stock. At March 1, 1994, there were 358,040 unallocated shares held by the ESOP.

                             ELECTION OF DIRECTORS

     The number of directors to be elected at the meeting to constitute the Board of Directors has been fixed at ten (10). Each director is to be elected for a term of one year and to serve until the next annual meeting of shareholders or until his successor is elected and qualified. The enclosed form of Proxy confers discretionary authority with respect to the election of directors, but no authority under the Proxy will be exercised to vote for the election of any person as a director, other than the persons named in this Proxy Statement who have been nominated by the present Board of Directors, unless, for some reason not presently known, one or more of such nominees should become unavailable. In such event, it is intended that the Proxy would be voted for a substitute nominee or nominees who would be designated by the Board of Directors prior to the shareholders' meeting. In order to be elected a director, a nominee must receive a plurality of the votes cast by the holders of Common Stock. All of the ten (10) nominees for director are at present directors of the Company. The name and age, principal occupation or employment, and other data regarding each nominee, based on information received from the respective nominees, are set forth below:

JAMES J. BAILEY, III

     Mr. Bailey, age 52, has served as a director of the Company since 1987. Mr. Bailey is managing partner of Bailey Family Investments and Chairman of Tri-Star Investments, and he is a member of the Board of Directors of First Commerce Corporation, City National Bank of Baton Rouge and St. Mary Bank and Trust, Franklin, Louisiana.

ROBERT H. BARROW, GENERAL (RETIRED)

     General Barrow, age 72, has served as a director of the Company since 1983. He retired as Commandant of the United States Marine Corps in July, 1983. General Barrow is a member of the Board of Advisors, Baton Rouge Region, Premier Bank, National Association and of the Board of Directors of Gulf States Utilities Company. General Barrow also serves on the Board of Trustees of the Center for Naval Analysis.

J. TERRELL BROWN

     Mr. Brown, age 54, is President and Chief Executive Officer of the Company and Chief Executive Officer of each of the subsidiaries of the Company. He has served as a director and executive officer since 1972 and was named Chief Executive Officer in 1985. Mr. Brown is also a director of Hibernia Corporation.

RICHARD A. CAMPBELL

     Mr. Campbell, age 62, has served as a director of the Company since 1987. Mr. Campbell is an oil and gas exploration geologist in Lafayette, Louisiana.

HARRIS J. CHUSTZ

     Mr. Chustz, age 78, is Chairman of the Board and of the Executive Committee of the Company. He has served as an executive officer and director of the Company since 1972 and was named Chairman of the Board of the Company in 1986.

ROBERT D. KILPATRICK

     Mr. Kilpatrick, age 70, has served as a director of the Company since 1989. Mr. Kilpatrick serves as a director of CIGNA Corporation, Allied-Signal, Inc., Kuhlman Corporation and is an advisory director of Boardroom Consultants, Inc. Prior to retirement in 1985, Mr. Kilpatrick served as Chairman of the Board and Chief Executive Officer of CIGNA Corporation.

O. MILES POLLARD, JR.

     Mr. Pollard, age 56, has served as a director of the Company since 1990. He is engaged in private investments and serves as Secretary-Treasurer of SAS Exploration, Inc. He is a director of First Commerce Corporation, City National Bank of Baton Rouge, Coca-Cola Bottling Company West, Inc. and J.I. Jacobs, P.L.C., London, England.

CHARLES PROSSER, M.D.

     Dr. Prosser, age 74, has served as a director of the Company since 1972. He is a retired physician in Baton Rouge, Louisiana.

DALE E. REDMAN

     Mr. Redman, age 46, is Executive Vice-President, Chief Financial Officer and Assistant Secretary of the Company and Vice Chairman of each of the subsidiaries of the Company. Prior to his appointment as Chief Financial Officer and Executive Vice President in 1988, Mr. Redman served as Secretary and Treasurer of the Company. He has served as a director since 1983.

WILLIAM H. WRIGHT, JR.

     Mr. Wright, age 67, has served as a director of the Company since 1972. He has served as President and Chief Executive Officer of Wright Insurance Agency, Inc. since 1968 and is a director of City National Bank of Baton Rouge, Louisiana.

                  BOARD MEETINGS, COMMITTEES AND COMPENSATION

     During the year ended December 31, 1993, eleven (11) meetings of the Board of Directors were held. Each incumbent director who is a nominee for re-election attended at least 75% of the aggregate of the meetings of the Board of Directors and committees of the Board held during the period for which he was a director or a member of a particular committee. The Board of Directors has no nominating or other committee performing similar functions at this time. The following Directors presently serve on the Audit Committee: James J. Bailey, III, General Robert H. Barrow, Charles Prosser, M.D. and William H. Wright, Jr. The Audit Committee met nine (9) times in 1993. The primary functions of the Audit Committee are as follows: to review the scope and timing of the audit and non-audit services to be rendered by the Company's independent accountants; to approve the audit plans of the independent accountants and internal auditors and to review their reports upon completion of their audits; to review the appropriateness of the Company's accounting policies, the adequacy of its financial controls and the reliability of the financial information reported to the public; and to report to the Board of Directors on its activities. The following Directors presently serve on the Compensation Committee: Richard A. Campbell, Robert D. Kilpatrick and O. Miles Pollard, Jr. The Compensation Committee met five (5) times in 1993. The primary functions of the Compensation Committee are as follows: to review and approve, subject to ratification by the Board of Directors, the Chief Executive Officer's compensation; to consult with the Chief Executive Officer and approve compensation for members of senior management; to administer the Company's stock option plans (other than plans in which non-employee directors participate), including approval of all grants of options thereunder; to approve an annual aggregate amount that may be used for the current year's management incentive plan; and to report to the Board of Directors on its activities.

     Each Director who is not an employee of the Company received $1,000 per Board meeting and $500 per Committee meeting attended during 1993. Each Committee Chairman received an annual retainer of $1,000. Each Director who is not an employee of the Company or any of its subsidiaries also received during 1993 an annual retainer of $4,800, paid quarterly. For a description of stock options granted to non-employee Directors, see "Stock Option Plans -- 1989 Non-Employee Director Plan and 1993 Plans."

EXECUTIVE OFFICERS

     In addition to the individuals identified above as executive officers of the Company, the following three (3) individuals presently serve as executive officers of the Company:

W. ROGER CLARK

     Mr. Clark, age 47, serves as Executive Vice President of the Company and President of United Companies Lending Corporation ("UCLC"), a wholly-owned subsidiary of the Company. Mr. Clark joined the Company in 1983 and was named Executive Vice President of the Company in 1988 and President of UCLC in 1990.

JOHN D. DIENES

     Mr. Dienes, age 52, serves as Executive Vice President of the Company and President of Southern Mortgage Acquisition, Inc. ("SMA"), a wholly-owned subsidiary of the Company. Mr. Dienes joined the Company in February of 1994. Prior to his employment with the Company, Mr. Dienes served as Executive Vice President and Director of Western Corporate Banking for NationsBank Corporation, Dallas, Texas.

ROBERT B. THOMAS, JR.

     Mr. Thomas, age 47, serves as Executive Vice President of the Company and Chairman of United Companies Life Insurance Company ("UCLIC"), a wholly-owned subsidiary of the Company. Mr. Thomas joined UCLIC as Chairman in February of 1993. Prior to his employment with UCLIC, Mr. Thomas served as a principal of Lewis and Ellis, Inc., a Dallas, Texas actuarial consulting firm and, through Lewis and Ellis, served as consulting actuary to UCLIC for approximately 15 years.

                             EXECUTIVE COMPENSATION

     The following Summary Compensation Table sets forth certain information on the annual and long-term compensation for the Chief Executive Officer and each of the other six (6) most highly compensated executive officers of the Company for the years ended December 31, 1993, 1992 and 1991.

                           SUMMARY COMPENSATION TABLE


                                               ANNUAL COMPENSATION              LONG TERM
                                      -------------------------------------    COMPENSATION
                                                                    OTHER      ------------
                                                                   ANNUAL         AWARDS
          NAME AND                                                COMPENSA-    ------------    ALL OTHER
         PRINCIPAL                                                  TION       OPTIONS(3)/     COMPENSA-
          POSITION            YEAR    SALARY($)   BONUS ($)(1)     ($)(2)        SARS (#)      TION(4)($)
- ----------------------------  -----   ---------   ------------    ---------    ------------    ---------
J. Terrell Brown............   1993   $ 375,625     $ 76,395          --          50,000        $32,114
President and Chief            1992     373,437       69,677          --              --         43,498
Executive Officer              1991     260,417       86,544          --          13,800         53,315
Harris J. Chustz............   1993     150,000           --          --          12,000          9,359
Chairman of the Board          1992     262,500           --          --              --         30,649
                               1991     260,417       57,696          --           9,200         42,482
W. Roger Clark..............   1993     155,269       39,027          --          20,000         12,382
Executive Vice President       1992     142,188       30,509          --              --          6,473
President, UCLC                1991     135,416       37,958          --           9,200         17,394
James H. Poythress(5).......   1993     181,453           --          --              --         10,664
President, FMC                 1992     179,995       37,159          --              --          8,624
                               1991     175,000       49,053          --           9,200         14,447
Dale E. Redman..............   1993     218,333       55,793          --          20,000         14,218
Executive Vice President,      1992     182,167       39,381          --              --         13,403
Chief Financial Officer        1991     166,667       46,717          --           9,200         22,375
John E. Smith(6)............   1993     135,416       23,940          --          20,000         11,578
Executive Vice President       1992     127,500       27,673          --              --          4,550
President, SMA                 1991      93,550       30,000          --           3,450          9,002
Robert B. Thomas, Jr........   1993     175,769       49,732          --          20,000             --
Executive Vice President,      1992          --           --          --              --             --
Chairman, UCLIC                1991          --           --          --              --             --

(1) Amounts awarded under the Company's Management Incentive Plan for the respective fiscal years, even if deferred. Included in the amounts awarded to J. Terrell Brown in 1993, 1992 and 1991 were $16,998, $17,134 and
    $17,259, respectively, which were deferred pursuant to an unfunded salary deferral agreement entered into between the Company and Mr. Brown in 1989. The aggregate amount payable by the Company to Mr. Brown at March 1, 1994 was $102,463.

(2) Personal benefits, which are non-cash compensation, are not disclosed in the "Other Annual Compensation" column since they did not exceed the lesser of either $50,000 or 10% of the total annual salary and bonus for any of the named executive officers.

(3) Represents options granted under the Company's Stock Option Plans after giving effect for stock dividends. All options have been granted at an exercise price equal to 100% of the fair market value of the Common Stock on the date of the grant. See "Stock Option Plans."

(4) Amounts reported include amounts contributed or accrued for 1993, 1992 and 1991 for the named officers under the Company's Employee Stock Ownership Plan ("ESOP") and Employees' Savings Plan and Trust. Amounts for J. Terrell Brown for 1993, 1992 and 1991 also include $17,134, $17,259 and $17,695, respectively, in loans to Mr. Brown for payment of a portion of the premium on a life insurance policy. The loans were made without interest and are secured by an assignment of the policy. See "Transactions with Management and Others."

(5) Information regarding the compensation of Mr. Poythress is included in this table and those that follow because he served as an executive officer during 1993, but was not serving in such capacity as of December 31, 1993 nor at present.

(6) John E. Smith is no longer employed by the Company or any of its subsidiaries.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The following table sets forth information regarding the options granted during the year ended December 31, 1993 to the Chief Executive Officer and the other six (6) most highly compensated executive officers of the Company.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                           INDIVIDUAL GRANTS                               POTENTIAL
                       ----------------------------------------------------------     REALIZABLE VALUE AT
                        NUMBER OF      % OF TOTAL                                   ASSUMED ANNUAL RATES OF
                        SECURITIES    OPTIONS/SARS                                        STOCK PRICE
                        UNDERLYING     GRANTED TO                                        APPRECIATION
                       OPTIONS/SARS    EMPLOYEES     EXERCISE OR                        FOR OPTION TERM
                         GRANTED       IN FISCAL     BASE PRICE      EXPIRATION     -----------------------
        NAME               (#)            YEAR         ($/SH)           DATE         5% ($)       10% ($)
- ---------------------  ------------   ------------   -----------   --------------   ---------   -----------
J. Terrell Brown.....     50,000          12.5%        $14.125      July 22, 2003   $ 444,250   $ 1,125,750
Harris J. Chustz.....     12,000           3.0%        $14.125      July 22, 2003     106,596       270,200
W. Roger Clark.......     20,000           5.0%        $14.125      July 22, 2003     177,700       450,332
James H. Poythress...         --             --             --                 --          --            --
Dale E. Redman.......     20,000           5.0%        $14.125      July 22, 2003     177,700       450,332
John E. Smith........     20,000           5.0%        $14.125      July 22, 2003     177,700       450,332
Robert B. Thomas,
  Jr.................     20,000           5.0%        $14.125      July 22, 2003     177,700       450,332

OPTIONS EXERCISED AND YEAR-END VALUES OF UNEXERCISED OPTIONS

     The following table sets forth information as of December 31, 1993 regarding the number of shares received, the value realized upon exercise of stock options and the value of unexercised options to purchase Common Stock of the Company held by the Company's Chief Executive Officer and the other six (6) most highly compensated executive officers of the Company.

               AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                   AND FISCAL YEAR-END 1993 OPTION/SAR VALUES

                                                                                                 VALUE OF
                                                                   NUMBER OF                    UNEXERCISED
                                                                  UNEXERCISED                  IN-THE-MONEY
                                                                OPTIONS/SARS AT               OPTIONS/SARS AT
                               SHARES                         FISCAL YEAR-END(#)         FISCAL YEAR-END($)(1)(2)
                              ACQUIRED         VALUE      ---------------------------   ---------------------------
          NAME             ON EXERCISE(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
- -------------------------  --------------   -----------   -----------   -------------   -----------   -------------
J. Terrell Brown.........                                    56,120         63,800       $1,817,678     $1,688,600
Harris J. Chustz.........          --               --       49,470         15,200        1,549,253       432,150
W. Roger Clark...........          --               --       31,392         29,200        1,008,849       787,400
James H. Poythress.......      18,400        $ 145,600           --          9,200               --       279,900
Dale E. Redman...........          --               --       47,840         29,200        1,549,180       787,400
John E. Smith............       7,244          103,153        3,448         20,000          112,304       507,500
Robert B. Thomas, Jr.....          --               --           --         20,000               --       507,500

- ---------------

(1) Based on the closing price, as reported on the National Association of Securities Dealers Quotations National Stock Market ("NASDAQ NSM"), of the Company's Common Stock on December 31, 1993 ($39.50).

                                                   (Footnotes on following page)

(2) The exercise prices of the reported options range from $6.085 to $14.125 per share with a weighted average exercise price of $9.94 per share.

LONG-TERM INCENTIVE PLANS -- AWARDS IN LAST FISCAL YEAR

     There were no long-term incentive plan awards or payouts during the year ended December 31, 1993 for any of the executive officers named in the Summary Compensation Table.

TEN YEAR OPTION/SAR REPRICINGS

     There were no option/SAR repricings during the year ended December 31, 1993 for any of the executive officers named in the Summary Compensation Table.

PENSION PLANS

     The Company did not have a defined benefit plan during the year ended December 31, 1993 for any of the executive officers named in the Summary Compensation Table.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee of the Board of Directors during 1993 were Richard A. Campbell, Robert D. Kilpatrick and O. Miles Pollard, Jr. No member of the Compensation Committee was an officer or employee of the Company or any of its subsidiaries during 1993. No executive officer of the Company served during 1993 as a director or as a member of the compensation committee of another entity, one of whose executive officers served as a director or on the Compensation Committee of the Company.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee ("the Committee") of the Company's Board of Directors is pleased to present its report on executive compensation. This report describes the components of the Company's executive officer compensation and the basis on which 1993 compensation was determined for the Chief Executive Officer and other executive officers of the Company.

     During 1993, the Committee was comprised of the following Board members, each of whom were outside directors of the Company: Richard A. Campbell, Chairman, Robert D. Kilpatrick, and O. Miles Pollard, Jr.

     Duties of the Committee include establishing the compensation program for the Chief Executive Officer, consulting with the Chief Executive Officer and approving compensation for other executive officers, approving the annual amount to be distributed under the Management Incentive Plan, and administering the Company's Incentive Stock Option Plans. The following guidelines are observed by the Committee in pursuit of this goal: (i) provide a competitive compensation program that enables the Company to attract and retain key executives; (ii) coordinate compensation programs with the Company's annual and long-term objectives and strategies; and (iii) provide compensation opportunities that are based on the performance of the Company.

     Principal components of the Company's compensation program for executive officers and key employees are base salary, incentive compensation and stock option programs.

          BASE SALARY levels are determined in consideration of executive compensation extant in the financial services industry. An individual officer's base salary is adjusted based on initiative, performance, responsibility, tenure and other factors determined by the Committee, as well as by business conditions prevailing in the mortgage and insurance industries. During 1993, the base salary of the Company's Chief Executive Officer ("CEO") remained substantially the same as the previous year as Mr. Brown waived the guaranteed increase in base salary under his employment contract. The increase in the total compensation of the CEO was the result of his participation in the Company's Management Incentive Plan discussed below.

          INCENTIVE COMPENSATION provides annual awards to executives and certain key employees of cash compensation in addition to base salary for attainment of financial objectives based on return on equity during the prior year. Awards are made from a bonus pool determined as a percentage of the Company's prior year net income as specified by the Committee, however funding of the bonus pool is capped at 10% of after tax net income. Plan participants are assigned to one of five eligibility levels based on the participant's contribution to and impact upon the success of the Company. Bonuses are not paid unless a specified threshold level of financial performance is achieved by the Company, which is presently set at a minimum of a 10% return on equity. Accordingly, compensation of executive officers and key employees is generally higher during years in which Company performance meets or exceeds the specified goals. Eighty-four individuals received awards for the year ended 1993.

          STOCK OPTION PLANS are maintained by the Company to provide officers, supervisory personnel, other key employees and consultants with additional incentive to promote the financial success of the Company as reflected in increased value of the Company's Common Stock. During 1993, the Board of Directors approved the adoption of a 1993 employee stock option plan (see Exhibit A) and granted thereunder the following options to the Chief Executive Officer and other executive officers to purchase shares of the Common Stock: Mr. Brown, 50,000 shares, Mr. Redman, 20,000 shares, Mr. Thomas, 10,000 shares, Mr. Clark, 20,000 shares and Mr. Smith, 20,000 shares. In addition, during 1993 the Compensation Committee also granted to Mr. Chustz and Mr. Thomas options to purchase 12,000 shares and 10,000 shares, respectively, and to other key employees of the Company options to purchase 51,500 shares under the Company's 1986 and 1993 stock option plans for employees. As of December 31, 1993, options to purchase in the aggregate 683,326 shares of the Company's Common Stock were held by 396 employees under the Company's stock option plans for employees. The Company's executive officers have also received awards in prior years under the Company's 1989 Stock Incentive Plan pursuant to which a total of 379,500 shares of the Company's Common Stock may be issued, in the discretion of the Committee, to the executive officers and other key employees of the Company. As of December 31, 1993, the executive officers named in the Summary Compensation Table held options under the Company's 1986, 1989 and 1993 stock option plans for employees to purchase 374,870 shares of the Company's Common Stock at an average exercise price of $9.94 per share.

     The Committee has recommended to the Board of Directors that the Company take steps necessary to conform the Company's compensation structure to comply with the newly established $1 million limitation on deductibility by the Company of compensation paid to certain executive officers. This new limitation, applicable to compensation paid during 1994 forward, contains an exclusion from the $1 million limitation for qualified performance-based compensation. As a result, the Company's 1993 Stock Incentive Plan and its Management Incentive Plan contain specific provisions and are being submitted for approval by the shareholders of the Company in an attempt to render compensation paid thereunder to be classified as qualified performance-based compensation and therefore be excluded from such $1 million limitation.

                                            Richard A. Campbell, Chairman
                                            Robert D. Kilpatrick
                                            O. Miles Pollard, Jr.

                            STOCK PERFORMANCE GRAPH

     The following line graph provides a comparison of the total shareholder return on the Company's Common Stock with the return of the NASDAQ Index for U.S. Companies and the NASDAQ Index of Financial Stocks for the period commencing January 1, 1989 and ending December 31, 1993. All amounts have been calculated as if all dividends were reinvested.

                       COMPARISON OF FIVE YEAR CUMULATIVE
              TOTAL RETURN OF THE COMPANY, NASDAQ (U.S. COMPANIES)
                          AND NASDAQ FINANCIAL STOCKS

                                  UNITED COM-                    NASDAQ STOCK
                                 PANIES FINAN-   NASDAQ STOCK       MARKET
      MEASUREMENT PERIOD             CIAL        MARKET (U.S.      FINANCIAL
    (FISCAL YEAR COVERED)         CORPORATION     COMPANIES)        STOCKS
1988                                     100.0           100.0           100.0
1989                                     103.9           121.2           115.0
1990                                      96.6           103.0            88.1
1991                                     141.1           165.2           136.4
1992                                     124.9           192.2           194.9
1993                                     560.7           219.4           226.6

                         EMPLOYEE STOCK OWNERSHIP PLAN

     Under the ESOP, the Company makes tax deductible contributions, either of its Common Stock or cash, to a trust for the benefit of participating employees. The cash contributions are used to acquire the Company's Common Stock or to repay loans obtained by the ESOP for the purpose of acquiring the Company's Common Stock. All employees who meet minimum age and service requirements participate in the ESOP, and contributions are allocated among them based upon years of service and compensation.

                       EMPLOYEES' SAVINGS PLAN AND TRUST

     The Company's Employees' Savings Plan and Trust (the "401(k) Plan") provides participating employees with an opportunity and incentive to accumulate savings to supplement retirement accounts. Participation in the 401(k) Plan is available to full-time employees who have completed one year of service to the Company or its subsidiaries. Contributions under the 401(k) Plan for the account of each participant are made in the form of (i) pre-tax contributions withheld by the Company from the participant's salary at the election of each participant ("elective deferrals"), and (ii) matching contributions by the Company based on the amount of elective deferrals by the participant. A participant may defer up to the lesser of 15% of his compensation or $8,240 for the calendar year 1994 (or such larger dollar amount as may from time to time be permitted under the Internal Revenue Code of 1986, as amended). Effective January 1, 1994, for each $1.00 of elective deferrals contributed on behalf of a participant, the Company contributes $1.00 (subject to an overall maximum in any one year of not more than 5% of such employee's compensation). All funds contributed to the Plan on behalf of the participants are held by The Principal Financial Group, except for the funds invested in the Common Stock of the Company, which are held by Banker's Trust as custodian. The trustee directs the participant's elective deferrals in Common Stock of the Company or in one or more of eight investment funds selected and designated by the participants. The matching contribution by the Company is invested in Common Stock of the Company. Each participant has a 100% vested interest in his elective deferrals account from the date of contribution until distribution, subject only to the possible losses on investments. Each participant is vested in his matching contribution account, together with earnings thereon and forfeitures attributable thereto, if any, after five years of service to the Company or its subsidiaries. The 401(k) Plan is administered by the Plan Administrator, a committee of from one to ten persons appointed by and serving at the discretion of the Board of Directors.

                               STOCK OPTION PLANS

     During 1993 the Company had in effect an employee incentive stock option plan adopted by the Board of Directors and approved by the stockholders in 1986 (the "1986 Plan") and a plan adopted by the Board of Directors and approved by the stockholders in 1989 (the "1989 Plan"). In addition, during 1989, the Board of Directors adopted and the stockholders approved the Company's 1989 Non-Employee Director Stock Option Plan (the "1989 Non-Employee Director Plan"). Following is a discussion of each of these stock option plans under which, as of March 1, 1994, options were outstanding for the purchase of 514,962 shares of the Company's Common Stock at a weighted average exercise price of $8.61 per share. Also discussed below are two stock option plans approved and adopted by the Board of Directors of the Company in 1993, under which options have been granted to purchase 307,938 shares of the Company's Common Stock at a weighted average exercise price of $16.31 per share. (See "1993 Plans" below and Exhibits A and B). On March 18, 1994 the closing price of the Company's Common Stock was $45.25 as reported by NASDAQ NSM.

     1986 Plan. The 1986 Plan permits grants of options to officers, executives and supervisory personnel as well as other employees of the Company and its subsidiaries, of up to 516,120 shares of Common Stock (as adjusted for stock dividends). Recipients of options awarded under the 1986 Plan are selected by the Compensation Committee of the Board of Directors (the "Committee"). The 1986 Plan is administered by the Committee, which has authority to select the eligible employees to whom options will be granted, to determine the amount of Common Stock for which options shall be granted to each awardee and, subject to the provisions of the 1986 Plan, to establish the terms and the conditions of the options. The option price may not be less than one hundred percent (100%) of the fair market value of the shares of Common Stock on the date of the grant of the options. The fair market value is determined as the mean between the "bid" and "ask" prices of the Common Stock on the date of award. As of March 1, 1994, there were 35,740 shares of the Company's Common Stock available for grant under the 1986 Plan.

     1989 Plan. The 1989 Plan permits the issuance of up to 379,500 shares of the Company's Common Stock (as adjusted for stock dividends) to officers and key employees of the Company and its subsidiaries in the form of various incentive awards. The 1989 Plan is administered by the Committee which, except as expressly limited by the 1989 Plan, has complete authority and discretion to establish the terms and conditions of the 1989 Plan, to select the employees to whom awards may be granted, and to take such other actions as may be reasonably required to administer the 1989 Plan. In the discretion of the Committee, stock appreciation rights may be granted in conjunction with stock options granted under the 1989 Plan or independent of any option. A stock appreciation right granted in conjunction with all or part of an option shall have an exercise price equal to that of the underlying option, shall be exercisable only when the underlying option is exercisable and shall expire no later than the underlying option. Upon exercise of a stock appreciation right, the Committee will pay the value thereof to the holder in cash, Common Stock, or a combination thereof, as the Committee in its discretion shall determine. The exercise price of any option granted under the 1989 Plan may not be less than either (i) 60% of the fair market value (determined as set forth in the 1989 Plan) per share on the date of grant or (ii) the par value per share of the Common Stock. All options thus far granted under the 1989 Plan have been at an exercise price equal to 100% of fair market value of the Common Stock on the date of grant. As of March 1, 1994, there were 5,094 shares available for grant under the 1989 Plan.

     1989 Non-Employee Director Plan. The 1989 Non-Employee Director Plan provides for the automatic grant of options to purchase shares of the Common Stock to each director of the Company who is not an employee of the Company. The exercise price of options awarded under the 1989 Non-Employee Director Plan is the mean of the "bid" and "ask" price of the Common Stock on the date of award. As of March 1, 1994, options to purchase 95,680 shares of Common Stock at an average exercise price of $8.27 are outstanding and exercisable under the 1989 Non-Employee Director Plan.

     1993 Plans. During 1993, the Board of Directors approved and adopted effective July 22, 1993 two additional stock option plans. A copy of each of these plans is attached to this Proxy Statement as Exhibits A and B. The United Companies Financial Corporation 1993 Stock Incentive Plan (the "1993 Stock Incentive Plan") permits grants of both statutory and non-statutory stock options to employees or consultants of the Company and its subsidiaries of up to 600,000 shares of Common Stock of the Company. The Compensation Committee of the Board of Directors of the Company administers the 1993 Stock Incentive Plan. Effective as of July 22, 1993, employees of the Company were awarded options to purchase 247,158 shares of Common Stock of the Company at an exercise price of $14.125 per share. A stock option granted pursuant to the 1993 Stock Incentive Plan is not exercisable, except in limited circumstances, until three years elapse from the date the option is granted. The option price may not be less than one hundred percent (100%) of the fair market value of the shares of Common Stock on the date of grant of the options.

     The United Companies Financial Corporation 1993 Non-Employee Director Stock Option Plan (the "1993 Non-Employee Director Plan") provides for the automatic grant of non-statutory stock options to purchase 4,000 shares of the Common Stock of the Company per year to each non-employee director of the Company upon his or her election or re-election to the Board of Directors. On July 22, 1993, each non-employee director of the Company was awarded an option to purchase 8,000 shares of Common Stock of the Company (after adjustment for a 100% stock dividend paid October 18, 1993) at an exercise price of $14.125 per share. A stock option granted under the 1993 Non-Employee Director Plan is not exercisable, except in limited circumstances, until three years elapse from the date the option is granted. The Company has reserved 400,000 shares of Common Stock of the Company for issuance under the 1993 Non-Employee Director Plan. The option price may not be less than one hundred percent (100%) of the fair market value of the shares of Common Stock on the date of the grant of the options.

MANAGEMENT INCENTIVE PLAN

     The Company's Management Incentive Plan permits awards to executives and certain key employees of cash compensation in addition to base salary for achievement by the Company of financial objectives based on return on equity. The Company implemented the Management Incentive Plan in January, 1989 and from time to time has made minor modifications to such plan. The minimum return on equity required for any distribution under the plan is 10%. The plan is administered by the Compensation Committee which has authority to designate management employees who shall be eligible to participate in the plan, to establish financial objectives for the Company upon which to determine eligibility for awards, and to interpret the provisions of the plan. Plan participants must be employees of the Company as of the date awards are paid. A participant who terminates employment for any reason except death, disability or retirement prior to actual payment of an award forfeits all rights to the award. Eighty-four individuals received awards under the Management Incentive Plan for 1993. An employee's participation during any plan year does not assure participation by the employee in any subsequent year. Cash awards are made under the plan from a bonus fund established as a percentage (not to exceed 10%) of the Company's net income. The total of all awards to the Management Incentive Plan participants for a plan year does not exceed the bonus fund established for that plan year. Eligibility of individual employees for participation in the bonus fund is based on the Compensation Committee's assessment of an employee's contribution to the success of the Company. All awards under the Management Incentive Plan are payable in cash within one hundred twenty (120) days of the end of the year for which an award is made.

                 EMPLOYMENT AND DEFERRED COMPENSATION CONTRACTS

     The Company has employment contracts with key management employees, including Messrs. Brown, Chustz, and Redman. The term of each of these contracts extends to June 1, 1997, and each contract generally requires payment of a minimum base salary with guaranteed annual increases for the term of the contract. The Company also has in effect deferred compensation agreements with Messrs. Brown and Redman pursuant to which, upon retirement at or after age 55, the employee will receive deferred compensation payments in monthly payments for 10 years. The deferred compensation amount increases based on the number of years of service after age 55, with a cap at age 70. For Messrs. Brown and Redman, should they elect to exercise this agreement at age 55, they will receive $35,000 per annum for the 10 year period. Should they wait until age 65 to exercise this agreement, they will receive $200,000 and $135,000 per annum, respectively, for the 10 year period. The Company has purchased life insurance on the lives of Messrs. Brown and Redman to fund its obligations under these deferred compensation agreements. Under a separate split dollar agreement, the beneficiaries of Messrs. Brown and Redman will receive a death benefit equal to the policy value, $1,365,000 and $1,120,000, respectively, minus the lesser of the cash value of the policy or premiums paid and any policy indebtedness to the insurer. Under an additional unfunded salary deferral agreement entered into in 1989, a specified amount of compensation otherwise payable to Mr. Brown is credited to an account to be paid to Mr. Brown or beneficiaries designated by him on the earlier of Mr. Brown's death or termination of employment. During 1993, Mr. Brown's compensation, as reflected in the Bonus section of the Summary Compensation Table, includes $16,698 which was deferred pursuant to this agreement. The employment and deferred compensation agreement with Mr. Chustz provides for payment by the Company for the lifetimes of Mr. Chustz and his spouse of all hospitalization and medical expenses of Mr. Chustz and his spouse in excess of the benefits received from medicare and any insurance carriers. In addition, the Company is obligated to make deferred compensation payments to Mr. Chustz for his lifetime and thereafter to his surviving spouse for her lifetime upon termination of his employment by the Company for any reason in the amount of $100,000 per annum and, upon his death, $60,000 per annum to his spouse. Although not the purpose of these employment and deferred compensation contracts, a possible effect of such contracts may be to discourage or deter a potential tender offer for the Company.

                    TRANSACTIONS WITH MANAGEMENT AND OTHERS

     The Company and its subsidiaries have, from time to time, made loans to certain of its executive officers and directors and/or to entities in which such persons have a material interest. Each of these loans is secured by a first mortgage on the residence, and/or commercial or other real estate. Each such loan in which the indebtedness exceeded $60,000 at any time since the beginning of 1993 is listed below with the following information indicated for each: (i) the name of the borrower, (ii) the nature of the borrower's relationship with the Company, (iii) the largest aggregate amount of indebtedness outstanding at any time since the beginning of 1993, (iv) the nature of the loan and of the transaction in which it was incurred, (v) the amount outstanding on March 1, 1994 and (vi) the interest rate charged thereon.

     (i) Wright Insurance Agency, Inc., (ii) Controlled by William H. Wright, Jr. a Director of the Company, (iii) $1,083,939, (iv) first mortgage on commercial building, (v) -0-, (vi) 11.25%.

     Since 1989, the Company has made loans to Mr. Brown without interest, secured by an assignment of a life insurance policy owned by Mr. Brown. The loans were incurred to pay a portion of the premium on the assigned life insurance policy. The Company has agreed to make annual loans of comparable amounts for payment of a portion of these insurance premiums through the earlier of the date of termination of Mr. Brown's employment or 2004. As of March 1, 1994, the aggregate amount owed by Mr. Brown on such loans was $102,463.

     In the ordinary course of business, the Company and its subsidiaries have purchased liability, worker's compensation, fidelity bond and various property and other insurance coverage from the Wright Insurance Agency, Inc. of which Mr. Wright is the majority owner. Premiums paid by the Company and its subsidiaries for this insurance coverage were approximately $1,873,700 million for the year ended December 31, 1993. The Company and its subsidiaries expect to purchase additional insurance coverage in the future from the Wright Insurance Agency, Inc. The Company believes that the premiums paid to the Wright Insurance Agency, Inc. for the above-described coverage are comparable to those premiums that would be charged by an unaffiliated third party for insurance of similar coverage.

     At December 31, 1993, the Company had loans to the ESOP in the amounts of $1.7 million and $.5 million. The loans are to be repaid with interest at the rate of 9.5% and 8.5% per annum, respectively. The proceeds of the loans were used by the ESOP for purchases of the Company's Common Stock.

         PROPOSAL TO APPROVE ADOPTION OF THE UNITED COMPANIES FINANCIAL
                     CORPORATION 1993 STOCK INCENTIVE PLAN

     The Board of Directors of the Company approved and adopted effective as of July 22, 1993, subject to approval by the shareholders of the Company, the United Companies Financial Corporation 1993 Stock Incentive Plan (the "1993 Plan"). The Board of Directors of the Company believes that the 1993 Plan will assist the Company and its subsidiaries in attracting and retaining highly qualified employees and consultants and will provide officers and other key employees of and consultants to the Company and its subsidiaries with additional incentive to promote the financial success of the Company and its subsidiaries through the award of stock options (the "Awards") under the 1993 Plan.

     The following description of the 1993 Plan is qualified in its entirety by the complete text of the 1993 Plan, a copy of which is attached hereto as Exhibit "A", which should be carefully reviewed in connection with your consideration of the 1993 Plan.

     SHARES SUBJECT TO ISSUANCE UNDER THE 1993 PLAN. The aggregate number of shares of Common Stock with respect to which Awards may be made under the 1993 Plan is 600,000 shares (such amount being adjusted to reflect a 100% Common Stock dividend paid October 18, 1993), approximately 4.9% of the outstanding shares of Common Stock as of March 1, 1994. The maximum number of shares reserved for issuance pursuant to the 1993 Plan is subject to adjustment in the event of a stock dividend, split or combination or to reflect a merger, capitalization or other change in capital structure of or by the Company. In the event that any option under the Plan expires or is terminated, the shares of Common Stock allocable to the unexercised portion of such option may again be subject to an award under the 1993 Plan.

     ELIGIBILITY AND AWARDS. Individuals eligible for Awards under the 1993 plan shall include those officers, key employees of and consultants to the Company and its subsidiaries as may be designated by the Compensation Committee of the Board of Directors.

     ADMINISTRATION. The 1993 Plan will be administered, construed and interpreted by the Compensation Committee (the "Committee") of the Board of Directors of the Company or such other committee appointed by the Board of Directors from time to time. No director while a member of the Committee shall be eligible to receive an award under the 1993 Plan.

     NUMBER OF AWARDS. The number of shares of Common Stock subject to grants under the 1993 Plan made to any individual employee may not exceed 150,000 shares over any three year period. In addition, the number of shares of Common Stock that may be alloted pursuant to options granted to consultants is limited to an aggregate of 10,000 shares of Common Stock per year.

     TYPES OF AWARDS UNDER THE PLAN. The Committee will have the authority to award, under the 1993 Plan, options to purchase Common Stock of the Company ("Options"), including options intended to qualify as incentive stock options ("statutory stock options" or "ISOs") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and those not intended by the Committee to be ISOs ("nonstatutory stock options").

     TERMS AND CONDITIONS OF AWARDS. All Options issued under the 1993 Plan shall be for such period as the Committee shall determine, but for not more than 10 years from the date the option is granted. With exceptions only in the case of death, disability or retirement of the optionee, each Option granted under the 1993 Plan shall become exercisable only after 3 years of continued employment of the optionee with the Company or a subsidiary immediately following the date the option is granted.

     AWARDS GRANTED. Since the 1993 Plan was approved and adopted by the Board of Directors, effective July 22, 1993, the following Awards have been made to the persons and groups described in the table below, subject to approval by the shareholders of the 1993 Plan at the 1994 Annual Meeting of Shareholders. If the 1993 Plan is not approved in the 1994 Annual Meeting, all of the Awards included in the table below will be forfeited.

                        NEW PLAN BENEFITS UNDER THE 1993
                              STOCK INCENTIVE PLAN

                                                                                NUMBER OF
                                      NAME                                    STOCK OPTIONS
    ------------------------------------------------------------------------  -------------
    J. Terrell Brown........................................................      50,000
    Harris J. Chustz........................................................          --
    W. Roger Clark..........................................................      20,000
    James H. Poythress......................................................          --
    Dale E. Redman..........................................................      20,000
    John E. Smith...........................................................      20,000
    Robert B. Thomas, Jr....................................................      10,000
    All current executive officers as a group...............................     125,000
    All current directors who are not executive officers as a group.........          --
    All employees other than executive officers as a group..................     117,158

     TERM OF PLAN. Options may be granted by the Committee pursuant to the Plan from time to time within a period of 10 years from the date of the adoption of the 1993 Plan.

     FEDERAL INCOME TAX CONSEQUENCES. The following statements are based on current interpretations of existing federal income tax law. The law is technical and complex and the statements below represent only a general summary of some of the applicable provisions. The following discussion sets forth federal tax consequences on the grant and exercise of an option under the 1993 Plan.

     INCENTIVE STOCK OPTIONS. An employee who receives a statutory stock option granted under the provisions of Article III of the Plan generally does not recognize taxable income on the date that the statutory stock option is granted or exercised (except that the alternative minimum tax provisions may apply to the employee). If a statutory stock option is granted, the Company can not deduct the related compensation expense. If the statutory stock option is exercised more than three months after the employee has left the employ of the Company (the three month period is extended to 12 months in the event of disability and is waived in the event of death), the favorable tax treatment is not available to the employee. The statutory stock option can not be transferred by the employee except upon the employee's death.

     With respect to the disposition of the stock received pursuant to the exercise of a statutory stock option, the tax treatment depends upon whether the stock was disposed of within the statutory holding period. The holding period is the later of two years from the date of the granting of the statutory stock option or one year from the date that the shares were transferred to the employee upon exercise. If the employee disposes of the stock received pursuant to the exercise of the statutory stock option after the expiration of the holding period, the employee will recognize as capital gain, income on the difference between the amount received as a result of the disposition over the employee's basis in the stock. If the employee disposes of the stock prior to the expiration of the holding period, the employee must recognize as ordinary compensation income the gain on the disposition of the Common Stock and the Company may deduct from income an amount equal to the amount that the employee recognized as ordinary compensation income.

     NON-STATUTORY STOCK OPTIONS. An employee of or consultant to the Company who is awarded a stock option under Article II of the 1993 Plan will generally incur no taxable income as a result of the grant. The Company can claim no tax deduction on the date the non-statutory stock option is granted. The non-statutory stock option cannot be transferred by the optionee except as provided in Section 2.08(b) of the 1993 Plan. If the non-statutory stock option is transferred in a non-arm's length transaction, the optionee may be required to realize ordinary income at the time of the transfer to the extent of the amount realized from the disposition of the nonstatutory stock option. Upon the exercise of the non-statutory stock option, the optionee will be required to recognize ordinary income equal to the excess of the fair market value of the shares of Common Stock on the exercise date over the exercise price of the non-statutory stock option. The Company will be entitled to a corresponding deduction in the amount of the income recognized by the optionee.

     AMENDMENT. The Board of Directors may amend the 1993 Plan from time to time in its sole discretion provided that no such amendment shall, without the approval of shareholders of the Company, change the class of persons eligible to receive options or otherwise materially modify the requirements as to eligibility for participation under the 1993 Plan; increase, decrease or otherwise alter the aggregate number of shares with respect to which options may be granted under the 1993 Plan or which may be granted to any eligible participant; materially increase the benefits accruing to an eligible participant under the 1993 Plan; or remove the administration of the 1993 Plan from the Committee or render any member of the Committee eligible to participate in the 1993 Plan while serving thereon. However, the Plan may not be amended more than once in any six month period except to comply with the Code, the Employee Retirement Income Security Act, or the rules and regulations thereunder.

REQUIRED VOTE.

     Approval of the adoption of the 1993 Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the Annual Meeting. The Board of Directors recommends that the shareholders vote FOR the approval of the 1993 Plan.

         PROPOSAL TO APPROVE ADOPTION OF THE UNITED COMPANIES FINANCIAL
            CORPORATION 1993 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     The Board of Directors of the Company approved and adopted effective as of July 22, 1993 subject to the approval of the shareholders, the United Companies Financial Corporation 1993 Non-Employee Director Stock Option Plan (the "1993 Director Plan"). The purpose of the 1993 Director Plan is to assist the Company in attracting and retaining highly qualified non-employee directors by the granting of nonstatutory stock options to acquire Common Stock of the Company. The following description of the 1993 Director Plan is qualified in its entirety by the complete text of the 1993 Director Plan, a copy of which is attached hereto as Exhibit "B", which should be carefully reviewed in connection with your consideration thereof.

     SHARES SUBJECT TO AWARD. The total number of shares of Common Stock available for awards under the 1993 Director Plan is 400,000 (such amount being adjusted to reflect a 100% Common Stock dividend paid on October 18, 1993), approximately 3.2% of the total shares of Common Stock outstanding as of March 1, 1994. Shares issued pursuant to the exercise of options under the 1993 Director Plan may be either authorized but unissued shares or treasury shares. Shares released upon forfeiture of an option shall be again available for grants of future options. The aggregate number of shares subject to the 1993 Director Plan and to options granted thereunder shall be adjusted in the event of a stock split, dividend, combination, or exchange of shares or to reflect a merger, consolidation, reorganization, recapitalization or other change in the capital structure of the Company.

     ELIGIBILITY AND AWARDS. Members of the Company's Board of Directors who are not, and who have not been during the one (1) year period immediately preceding July 22, 1993, or the date a director is first elected to the Board, whichever is later, officers or employees of the Company or any of its subsidiaries shall be eligible to participate in the 1993 Director Plan. Under the 1993 Director Plan, each eligible director as of July 22, 1993, has been granted as of that date nonstatutory stock options for the purchase of 8,000 shares of the Company's Common Stock (as adjusted to reflect the 100% Common Stock dividend paid on October 18,

1993), subject to shareholder approval of the 1993 Director Plan. In addition, each eligible director shall also be granted an option to acquire 4,000 shares on an annual basis upon his or her election or re-election to the Board of Directors of the Company.

     AWARDS GRANTED. Since the 1993 Director Plan was approved and adopted effective July 22, 1993, the following stock options have been awarded to the persons and groups described in the table below, subject to approval by the shareholders of the 1993 Director Plan at the 1994 Annual Meeting of Shareholders. If the 1993 Director Plan is not approved by the shareholders at the 1994 Annual Meeting, all stock options included in the following table will be forfeited.

                        NEW PLAN BENEFIT UNDER THE 1993
                    NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

                                                                                NUMBER OF
                                      NAME                                    STOCK OPTIONS
    ------------------------------------------------------------------------  -------------
    J. Terrell Brown........................................................          --
    Harris J. Chustz........................................................          --
    W. Roger Clark..........................................................          --
    James H. Poythress......................................................          --
    Dale E. Redman..........................................................          --
    John E. Smith...........................................................          --
    Robert B. Thomas, Jr....................................................          --
    All current executive officers as a group...............................          --
    All current directors who are not executive officers as a group.........      56,000
    All employees other than executive officers as a group..................          --

     ADMINISTRATION. The 1993 Director Plan will be administered, construed and interpreted by a committee comprised of two (2) or more members of the Board of Directors who are not eligible to receive grants under the 1993 Director Plan. The committee does not have discretion with respect to determination of eligible recipients of options or the number of options to be granted to each eligible director.

     TERMS AND CONDITIONS OF AWARDS. No option granted under the 1993 Director Plan may be exercised for a period of three years after the date of grant. Thereafter, each option shall be fully exercisable and shall remain exercisable for a period of ten (10) years from the date such option is granted, at which time any unexercised portion of the option shall terminate. The 1993 Director Plan shall terminate automatically on July 22, 2003, and the Board of Directors may suspend or terminate the 1993 Director Plan at any earlier time. Upon termination of the 1993 Director Plan, no additional options shall be granted, but the terms of the 1993 Director Plan shall continue in full force and effect with respect to unexercised options issued prior to termination. In the event that an optionee ceases to be a member of the Board of Directors within six (6) months of the date an option is granted, the option will be forfeited. The exercise price of each option shall be the fair market value determined as set forth in the 1993 Director Plan, as of the date of grant of the option. Upon exercise of an option, the exercise price must be paid in full in the form of cash or by the delivery of shares of the Common Stock already owned by the optionee valued at the fair market value thereof; or by electing to have the Company withhold from the shares of Common Stock otherwise issuable upon exercise of the option that number of shares valued at the fair market value (as defined in the 1993 Director Plan) as of the date of exercise; or by a combination of the foregoing forms of payment.

     FEDERAL INCOME TAX CONSEQUENCES. A non-employee director who is awarded a non-statutory stock option under the 1993 Director Plan will generally incur no taxable income as a result of the grant. The Company can claim no tax deduction on the date the option is granted. The non-statutory stock option cannot be transferred except as provided in Section 6(a) of the 1993 Director Plan. If the non-statutory stock option is transferred in a non-arm's length transaction, the optionee may be required to realize ordinary income at the time of the transfer to the extent of the amount realized from the disposition of the non-statutory stock option. Upon the exercise of the non-statutory stock option, the optionee will be required to recognize ordinary income equal to the excess of the fair market value of the shares on the exercise date over the option price.

The Company will be entitled to a corresponding deduction in the amount of the income recognized by the optionee.

     AMENDMENT. The Board of Directors may amend the 1993 Director Plan from time to time in its sole discretion provided that no such amendment shall, without the approval of shareholders of the Company, change the class of persons eligible to receive options or otherwise materially modify the requirements as to eligibility for participation under the 1993 Director Plan; increase, decrease or otherwise alter the aggregate number of shares with respect to which options may be granted under the 1993 Director Plan or which may be granted to any eligible director; materially increase the benefits accruing to an eligible director under the 1993 Director Plan; or remove the administration of the 1993 Director Plan from the committee or render any member of the committee eligible to participate in the 1993 Director Plan while serving thereon. The 1993 Director Plan, however, may not be amended more than once in any six (6) month period except to comply with the Code, the Employee Retirement Income Security Act, or the rules and regulations thereunder.

REQUIRED VOTE.

     Approval of the adoption of the 1993 Director Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the Annual Meeting. The Board of Directors recommends that the shareholders vote FOR the approval of the 1993 Director Plan.

 PROPOSAL TO APPROVE THE ADOPTION OF THE UNITED COMPANIES FINANCIAL CORPORATION
                           MANAGEMENT INCENTIVE PLAN

     The Company's Management Incentive Plan provides awards to executives and certain key employees of the Company of cash compensation in addition to base salary for achievement by the Company of financial objectives based on return on equity during the year. The Management Incentive Plan is intended to unite the interests of such employees with the interests of the owners of the Company. The Company implemented the Management Incentive Plan in 1989 and has made minor modification to such plan from time to time. Under regulations enacted in 1993 pursuant to the Internal Revenue Code of 1986, as amended, (the "Code"), beginning in 1994, compensation paid to certain executive officers of public companies is limited to $1 million annually. An exclusion from the $1 million limitation is available for compensation that satisfies the requirements in new
Section 162(m) of the Code for qualified performance-based compensation. The compensation paid under the Company's Management Incentive Plan will qualify as performance based compensation if, in addition to the satisfaction of certain other requirements, such amounts are earned as the result of the achievement of performance goals pre-established in writing and the material terms of the performance goals are disclosed to and approved by the shareholders. The Company is seeking shareholder approval of the Management Incentive Plan solely in an attempt to exclude compensation awarded thereunder from the newly established $1 million cap. Although total compensation paid in prior years to top executives of the Company has not neared the $1 million cap, there can be no assurance that the Company's performance in the future will not dictate that level of compensation. The following summary describes the major provisions of the Management Incentive Plan.

     The Compensation Committee of the Board of Directors (the "Committee") administers the Management Incentive Plan and has the authority to interpret the terms and provisions of the plan, to designate key employees who shall be eligible to participate in the plan and to determine a threshold level of Company performance to be achieved in order for a fund to be established (the "bonus pool") and for any awards to be paid. The plan requires a minimum return on equity of 10% for the establishment of the bonus pool available for awards under the plan. The allocation of the bonus pool at or above the threshold return on equity will be determined by the Committee; however, awards may not exceed and funding is capped at 10% of after tax net income. Plan participants are assigned to one of five eligibility levels based on such participant's contribution to and impact on the success of the overall organization. An employee participating in any plan year does not assure participation in any subsequent plan year. Eighty-four individuals received awards under the Manage-ment Incentive Plan in 1993. A participant who terminates employment for any reason other than death, disability or retirement prior to actual payment of an award forfeits all rights to the award. All awards under the Management Incentive Plan are payable in cash within one hundred twenty (120) days of the end of the year for which an award is made. Prior to the payment of any award under the Management Incentive Plan, the Committee must certify in writing that the performance goals and all applicable conditions have been met.

     The following table reflects the amounts paid to persons named in the Summary Compensation Table, all executive officers as a group and all non-executive officers and employees as a group under the Company's Management Incentive Plan for the achievement of financial objectives for the year ended December 31, 1993.

                                                                     AMOUNT
                                                                    --------
                J. Terrell Brown..................................  $ 76,395
                Harris J. Chustz..................................        --
                W. Roger Clark....................................    39,027
                James H. Poythress................................        --
                Dale E. Redman....................................    55,793
                John E. Smith.....................................    23,940
                Robert B. Thomas..................................    49,732
                Executive Officer Group...........................   254,647
                Non-Executive Officer and Employee Group..........   253,109

     Approval of the Management Incentive Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the Annual Meeting. The Board of Directors recommends that the shareholders vote FOR the approval of the Management Incentive Plan.

              PROPOSED AMENDMENT TO ARTICLE III OF THE ARTICLES OF
            INCORPORATION OF UNITED COMPANIES FINANCIAL CORPORATION

     On February 24, 1994, subject to shareholder approval, the Board of Directors adopted a resolution setting forth a proposed amendment to Section 1 of Article III of the Company's Articles of Incorporation to increase the number of authorized shares of the Common Stock from 20,000,000 shares to 100,000,000 shares and the number of authorized shares of the $2.00 par value preferred stock (the "Preferred Stock") from 5,000,000 shares to 20,000,000 shares. On March 1, 1994, 12,340,376 shares of Common Stock were issued and outstanding and no shares of Preferred Stock were issued and outstanding. The authorized but unissued Preferred Stock may be issued with such rights, preferences and limitations as the Board of Directors may determine from time to time.

     The purpose of increasing the number of authorized shares of Common Stock and Preferred Stock is to provide additional shares that could be used for proper corporate purposes, including corporate financings, investments and acquisitions, stock dividends, shareholder rights plan, employee and management incentive, benefit, and savings plans, dividend reinvestment plans, responses to takeover attempts, and other purposes. Except for shares reserved for issuance pursuant to the Company's stock option plans, the Company has no present plans, understandings, or agreements for the issuance or use of the proposed additional shares of Common Stock or Preferred Stock. The Board of Directors believes that the proposed increase in authorized shares is desirable in order to increase its flexibility in issuing shares of Common Stock or Preferred Stock as the need may arise without the expense and delay of a special shareholders' meeting for increasing the number of authorized shares.

     If the proposed amendment to the Articles of Incorporation is approved, the Board of Directors will have authority to issue the additional authorized shares of Common Stock or any part thereof to such persons and for such consideration as it may deem appropriate without further action by the shareholders except as shareholder action may be required by applicable law. Each additional share of Common Stock authorized by the proposed amendment will have the same rights and privileges as each share of the outstanding Common

Stock. Shareholders of Common Stock have no preemptive rights to receive or purchase any shares of the presently authorized but unissued Common Stock or the shares authorized by the proposed amendment. With respect to the Preferred Stock, the Board of Directors will have authority to amend the Articles of Incorporation to fix and determine the terms, limitations and relative rights and preferences of the Preferred Stock including, without limitation, any voting rights, dividends and terms, redemption rights and price, conversion features, and to divide and issue the Preferred Stock in series and to fix and determine the variations among series to the extent permitted by law.

     Although the Board of Directors has no present intention of doing so, the Company's authorized but unissued Common Stock and Preferred Stock could be issued in one or more transactions which would make more difficult or costly, and less likely, a takeover of the Company. Issuing additional shares of stock could also have the effect of diluting the stock ownership of persons seeking to obtain control of the Company. The proposed amendment to the Company's Articles of Incorporation is not being recommended in response to any specific effort of which the Company is aware to obtain control of the Company, nor is the Board of Directors currently proposing to shareholders any anti-takeover measures.

     The directors of the Company have unanimously approved the proposed amendment. However, the proposed amendment will not be adopted unless the holders of at least a majority of the shares of Common Stock present or represented at the Annual Meeting of the Shareholders vote "FOR" the adoption of such amendment. The enclosed form of Proxy provides a means for shareholders to vote for the proposed amendment, to vote against the proposed amendment, or to abstain from voting with respect to the proposed amendment. Each properly executed Proxy received in time for the Annual Meeting will be voted as specified therein. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION OF THE ABOVE DESCRIBED AMENDMENT TO THE ARTICLES OF INCORPORATION.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and certain officers to file with the Securities and Exchange Commission reports of ownership and changes in ownership of the Common Stock. During 1993, the Company believes that all such reports were timely filed.

                                AUDITOR SERVICES

     The Company's consolidated financial statements for the year ended December 31, 1993 were audited by the firm of Deloitte & Touche, and such firm will remain as the Company's auditors until replaced by the Board of Directors. A representative of such firm will be present at the 1994 Annual Meeting of Shareholders to respond to any appropriate questions and will have the opportunity to make a statement, if he so desires.

                             SHAREHOLDER PROPOSALS

     Any shareholder's proposal to be considered by the Company for inclusion in the 1995 Annual Meeting of Shareholders proxy material must be submitted in accordance with applicable regulations of the Securities and Exchange Commission and received by the Company at its principal executive offices no later than December 31, 1994.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters which may be properly, or are likely to be, brought before the meeting. However, if any proper matters are brought before the meeting, the persons named in the enclosed Proxy will vote thereon as the Board of Directors recommends.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        SHERRY E. ANDERSON,
                                        Secretary

Baton Rouge, Louisiana
March 31, 1994

                                                                       EXHIBIT A

                     UNITED COMPANIES FINANCIAL CORPORATION

                           1993 STOCK INCENTIVE PLAN

                              ARTICLE I -- GENERAL

1.01  PURPOSE

     The 1993 Stock Incentive Plan (the "Plan") is intended to encourage stock ownership by certain employees of and advisors to United Companies Financial Corporation (the "Company") or its present or future subsidiaries as that term is defined in Section 1.03 below (the "Subsidiaries") so that they may acquire or increase their proprietary interest in the success of the Company and the Subsidiaries, to encourage them to remain in the employ of or advisors to the Company or its Subsidiaries, and to provide substantial motivation for superior performance. To this end, the Company may from time to time grant options under the Plan to purchase shares of common stock of the Company, par value, $2.00, on the terms and conditions hereafter established.

1.02  ADMINISTRATION

     The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board of Directors") or such other committee appointed by the Board of Directors from time to time. The Committee shall consist of not less than 3 members of the Board of Directors each of whom shall be a "disinterested person" as defined in Rule 16b-3 (or any successor provision) promulgated by the Securities and Exchange Commission. Actions approved by a majority of the members of the Committee shall be the valid acts of the Committee. No director while a member of the Committee shall be eligible to receive an option under the Plan. The Committee shall have full authority to act in selecting the persons eligible to participate in the Plan, in determining the amount of common stock for which options shall be granted to each subject to the limitations in Articles II and III, and the terms and conditions of the options, in interpreting the Plan, in adopting, amending and rescinding rules and regulations relating to the Plan, and in making all other determinations and taking all other action necessary or advisable for the implementation and administration of the Plan.

     The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it, and all actions taken by the Committee, shall be final, binding and conclusive on the Company, its shareholders, the Subsidiaries, all recipients of options hereunder, their respective legal representatives, successors and assigns and upon all other persons claiming under or through any of them. Members of the Board of Directors, the Committee and officers and employees of the Company who may take actions relating to the Plan shall not be liable for any action or determination made in good faith upon the advice of counsel with respect to the Plan or any option granted under it, and shall incur no liability except for gross negligence or willful misconduct in the performance of their duties.

1.03  ELIGIBILITY

     Participants in the Plan shall be selected by the Committee from the officers (whether or not they are directors), key employees of the Company or its Subsidiaries (as such term is defined in sec. 424 of the Internal Revenue Code of 1986, as amended (the "Code")) (either full or part-time) and consultants (as defined below) who have the capability of making a substantial contribution to the success of the Company. The term "consultants" shall include directors of the Company and professional advisors to the Company or its Subsidiaries, as well as employees, officers or directors of any corporation which serves as an advisor, consultant or independent contractor to the Company; provided, however, that Incentive Stock Options under Article III hereof shall only be granted to employees of the Company. An optionee may hold more than one option, but only on the terms and subject to the restrictions hereafter set forth. No person shall be eligible to receive an option for a larger number of shares than is established for him by the Committee.

1.04  TYPES OF AWARDS UNDER THE PLAN

     Awards of options under the Plan may be in the form of any one or more of the following: (i) Stock Options, as described in Article II, or (ii) Incentive Stock Options, as described in Article III.

1.05  AGGREGATE SHARES OF COMMON STOCK

     The stock subject to the options shall be shares of the Company's authorized but unissued or reacquired $2 par value common stock, hereafter sometimes called the "Common Stock". The aggregate number of shares of Common Stock which may be issued under options granted pursuant to the Plan shall not exceed 600,000 (after giving effect to the 100% Common Stock dividend paid on October 18, 1993). The limitations established by the preceding sentence shall be subject to adjustment as provided in Section 4.01 of the Plan. Any shares of Common Stock subject to an option awarded under the Plan which for any reason is terminated, unexercised, or expires shall again be available for issuance under the Plan.

1.06  EFFECTIVE DATE AND TERM OF THE PLAN

     (a) The Plan shall be effective on July 22, 1993 (the "Effective Date"), subject to approval by the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the 1994 Annual or other Meeting of Shareholders of the Company (but in no event shall such approval be later than July 22, 1994).

     (b) No awards shall be made under the Plan after July 22, 2003, provided, however, that all awards made under the Plan prior to such date shall remain in effect until such awards have been satisfied or terminated in accordance with the Plan and the terms of such awards.

                          ARTICLE II -- STOCK OPTIONS

2.01  AWARD OF STOCK OPTIONS

     The Committee may from time to time, and subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, grant to any participant in the Plan one or more options (each, a "Stock Option") to purchase the number of shares of Common Stock allotted by the Committee. However, the number of shares of Common Stock that may be allotted by the Committee pursuant to Stock Options awarded to participants who are consultants shall be limited to an aggregate of 10,000 shares of Common Stock per year (subject to the adjustment pursuant to Section 4.01 of the Plan). Further, the number of shares of Common Stock that may be allotted by the Committee pursuant to Stock Options awarded to any individual participant shall not exceed, in any three year period, 150,000 shares of Common Stock, (subject to adjustment pursuant to Section 4.01 of the Plan).

2.02  STOCK OPTION AGREEMENTS

     The grant of a Stock Option shall be evidenced by a written stock option agreement, executed by the Company and the holder of a Stock Option, stating the number of shares of Common Stock subject to the Stock Option evidenced thereby, the exercise price thereof, and in such form, and with such other terms and conditions not inconsistent with the provisions of the Plan, as the Committee may from time to time determine in its discretion.

2.03  STOCK OPTION PRICE

     The option price per share of Common Stock deliverable upon the exercise of a Stock Option shall be as established by the Committee, but shall not be less than either (i) 100% of the fair market value per share at the date of grant of the Stock Option or (ii) the par value per share, whichever is greater. During such time as the Common Stock is not listed upon any national or regional stock exchange or traded in the over-the-counter market and prices are quoted on the NASDAQ National Stock Market, the fair market value per share shall be the mean between the bid and ask prices of the Common Stock quoted by a market maker or other recognized specialist in the Common Stock at the close of the date in question. If the Common Stock is listed upon any national or regional stock exchange or exchanges or traded in the over-the-counter market and prices are quoted on the NASDAQ National Stock Market, such fair market value shall be deemed to be the last quoted sales price of the Common Stock on the date in question or if no sale of the Common Stock shall have been reported on that day, on the last preceding day on which there was a sale reported of the Common Stock. In the absence of either of the foregoing, the fair market value of the Common Stock shall be determined by the Committee in its absolute discretion after giving consideration to the book value, the revenues, the earnings history and the prospects of the Company in light of market conditions generally. The determination of such fair market value is to be made without regard to any restriction affecting the Common Stock, other than a restriction which, by its terms, will never lapse. Subject to the foregoing, the Committee in fixing the option price shall have full authority and discretion and shall be fully protected in doing so.

2.04  MEDIUM AND TIME OF PAYMENT

     The option price per share shall be payable upon the exercise of the Stock Option according to the provisions of Section 2.05 hereinafter.

2.05  TERM AND LIMITATIONS ON RIGHT TO AND MANNER OF EXERCISE OF OPTIONS

     (a) All Stock Options issued under the Plan shall be for such period as the Committee shall determine, but for not more than 10 years from the date of grant thereof.

     (b) Each Stock Option granted under the Plan shall become exercisable only after 3 years immediately following the date the Stock Option is granted. Except as provided in Section 2.06 or 2.07, no Stock Option granted to a participant who is an officer or an employee may be exercised unless the optionee is at the time of such exercise in the employ of the Company or a Subsidiary and shall have been continuously so employed since the grant of his option. Absence or leave approved by the management of the Company shall not be considered an interruption of employment for any purpose under the Plan.

     (c) Not less than 100 shares may be purchased under a Stock Option at any one time unless the number of shares purchased is the total number of shares at the time purchasable under the Stock Option. Except as provided in Section 2.08, during the lifetime of the optionee, the Stock Option shall be exercisable only by him and shall not be assignable or transferable by him, voluntarily or involuntarily, and no other person shall acquire any rights therein (by operation of law or otherwise) except, the Stock Option may be transferred pursuant to a qualified domestic relations order as defined by the Code, Title I of the Employee Retirement Income Security Act, or the rules thereunder. No Stock Option shall be subject to execution, attachment, or similar process. Upon any attempt to so transfer, assign, pledge, hypothecate, or otherwise dispose of the Stock Option, or any right or privilege conferred thereby, contrary to the provisions hereof, or upon the levy of any attachment or similar process upon such Stock Option, right or privilege, the Stock Option and such rights and privileges shall immediately become null and void. The Stock Option may be exercised by written notice to the Company, Attn: Chairman, Compensation Committee, at its headquarters. Such notice shall state the election to exercise the Stock Option under the Plan and the number of shares in respect of which is being exercised, and shall be signed by the person or persons so exercising the Stock Option. Such notice shall either: (i) be accompanied by payment of the full purchase price of such shares, in which event the Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received; or (ii) fix a date (not less than 5 nor more than 10 business days from the date such notice shall be received by the Company) for the payment of the full purchase price of such shares at the Stock Transfer Department, against delivery of a certificate or certificates representing such shares. Payment of such purchase price shall, in either case, be made (w) in cash; (x) with the consent of the Committee, by delivering shares already owned by the optionee valued at fair market value (as defined in Section
2.03 hereof) as of the date of exercise; (y) by electing to have the Company withhold from the shares otherwise issuable upon exercise of the Stock Option that number of shares valued at fair market value (as defined in Section 2.03 hereof) as of the date of exercise; or (z) by a combination of the foregoing forms of payment. The certificate or certificates for the shares as to which the Stock Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Stock Option and shall be delivered as provided above to or upon the written order of the person or persons exercising the Stock Option. In the event that a Stock Option shall be exercised, pursuant to Section 2.07 hereof, by any person or persons other than the participant, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Stock Option. All shares that shall be purchased upon the exercise of the Stock Option as provided herein shall be fully paid and nonassessable.

2.06  TERMINATION OF EMPLOYMENT OF OPTIONEE EXCEPT UPON DEATH

     (a) In the event of the termination of employment of an optionee for any reason other than the optionee's death, disability, or retirement of the optionee on or after his normal retirement date, any Stock Option or Stock Options granted to him under the Plan to the extent not theretofore exercised and which are otherwise exercisable within the provisions of Section 2.05(b) hereof, may exercised within 3 months after such termination.

     (b) Notwithstanding the provisions of Section 2.05(b), if the employment of an optionee shall be terminated by reason of the optionee's retirement on or after his normal retirement date, the optionee shall have the right to exercise such Stock Option or Stock Options held by him to the extent that such options have not expired at any time before the normal expiration date of the Stock Options. The transfer of an optionee from the employ of the Company to a Subsidiary or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment for purposes of the Plan.

     (c) Notwithstanding the provisions of Section 2.05(b), in the event of the termination of employment of an optionee by reason of the optionee's disability, the optionee shall have the right to exercise all Stock Options held by him, to the extent such Stock Options have not previously expired or been exercised, at any time prior to the normal expiration date of such Stock Option. For purposes of this Plan, a qualifying "disability" shall exist when the optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

     (d) The provisions of this Section 2.06 shall not be applicable to Stock Options awarded to consultants.

2.07  DEATH OF OPTIONEE AND TRANSFER OF STOCK OPTION

     (a) Notwithstanding the provisions of Section 2.05(b), if an optionee who is an officer or employee on the date of the grant shall die (i) while in the employ of the Company or a Subsidiary or (ii) within a period of 3 months after the termination of his employment with the Company and all Subsidiaries or (iii) within a period of 3 months after retirement (on or after his normal retirement date) from his employment with the Company and all Subsidiaries and shall not have fully exercised any Stock Options theretofore granted to him, subject to the condition that no Stock Option shall be exercisable after the expiration of 10 years from the date it is granted, to the extent that the Stock Option had not previously been exercised, it may be exercised at any time before the normal expiration date of the Stock Option, by the executors or administrators of the optionee or by any person or persons who shall have acquired the Stock Option directly from the optionee by bequest or inheritance.

     (b) If an optionee who is a consultant shall die, then, subject to the condition that no Stock Option shall be exercisable after the expiration of 10 years from the date it is granted, such Stock Option may be exercised at any time before the normal expiration date of the Stock Option by the executors or administrators of such optionee or by any person or persons who shall have acquired the Stock Option directly from the optionee by bequest or inheritance.

2.08  LIMITATIONS ON TRANSFER

     (a) Except as provided in Section 2.08(b), no Stock Option granted under the Plan may be assigned, encumbered or transferred, except by will or the laws of descent and distribution in the event of the death of the optionee, or pursuant to a qualified domestic relation order as defined by the Internal Revenue Code of 1986, as amended or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

(b) The Committee shall have the discretionary authority to grant Stock Options which would be transferable to members of an optionee's immediate family, including trusts for the benefit of such family members and partnerships in which such family members are the only partners. For purposes of Section 2.05, a transferred Stock Option may be exercised by the transferee to the extent that the optionee would have been entitled had the Stock Option not been transferred.

                     ARTICLE III -- INCENTIVE STOCK OPTIONS

3.01  AWARD OF INCENTIVE STOCK OPTIONS

     The Committee may, from time to time and subject to the provisions of the Plan and such other terms as the Committee may prescribe, grant to any participant who is an officer or employee of the Company one or more incentive stock options (intended to qualify as such under the provisions of Section 422 of the Code) (each, an "Incentive Stock Option") to purchase the number of shares of Common Stock allotted by the Committee. For the purposes of the limitation on the number of shares of Common Stock that may be allotted by the Committee to individual participants who are not consultants pursuant to Stock Options set forth in Section 2.01, the shares of Common Stock that may be allotted pursuant to Incentive Stock Options shall be aggregated with the shares underlying Stock Options for the purposes of complying with such limitation.

3.02  INCENTIVE STOCK OPTION AGREEMENTS

     The grant of an Incentive Stock Option shall be evidenced by a written incentive stock option agreement, executed by the Company and the holder of the Incentive Stock Option, stating the number of shares of Common Stock subject to the Incentive Stock Option evidenced thereby, the exercise price thereof, and in such form, and with such other terms and conditions not inconsistent with the provisions of the Plan, as the Committee may from time to time determine in its discretion.

3.03  INCENTIVE STOCK OPTION PRICE

     The option price per share of Common Stock deliverable upon the exercise of an Incentive Stock Option shall be not less than 100% of the fair market value (as defined in Section 2.03) of the shares of Common Stock of the Company on the date of the granting of the Incentive Stock Option; provided, however, if the optionee owns more than 10% of the Common Stock (or in the event that there are other classes of voting stock outstanding, of the total combined voting power of all such classes of voting stock) at the time the Incentive Stock Option is granted, the option price for each such optionee shall be no less than 110% of the fair market price (as defined in Section 2.03) of the shares of the Common Stock and such Incentive Stock Option shall not be exercisable after the expiration of 5 years from the date such Incentive Stock Option is granted.

3.04  MAXIMUM AMOUNT OF INCENTIVE STOCK OPTIONS

     The aggregate fair market value (as defined in Section 2.03) (determined as of the date the Incentive Stock Option is granted) of any Common Stock with respect to which any Incentive Stock Options granted to an optionee are exercisable for the first time by such optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any of its Subsidiaries) shall not exceed $100,000 as required under Section 422(d)(i) of the Code. To the extent that the $100,000 limit is exceeded, the $100,000, in options, measured as described above, granted earliest in time will be treated as Incentive Stock Options. Any amount exceeding the $100,000 limit as calculated pursuant to this Section 3.04 shall be treated as Stock Options under the Plan.

3.05  SPECIAL PROVISIONS FOR INCENTIVE STOCK OPTIONS

     In addition to the provisions of Article III of the Plan, and any other provision of the Plan notwithstanding, the following special provisions shall also apply to all Incentive Stock Options granted under the Plan:

          (a) The option must be expressly designated as an Incentive Stock Option by the Committee and in the related incentive stock option agreement.

          (b) No Incentive Stock Option shall be granted more than 10 years from the Effective Date of the Plan (as defined in Section 1.06(a)) and no Incentive Stock Option shall be exercisable more than 10 years from the date the Incentive Stock Option is granted.

3.06  APPLICABILITY OF STOCK OPTIONS SECTIONS

     Section 2.04 (Medium and Time of Payment), 2.05 (Term and Limitations on Right to and Manner of Exercise of Stock Options), applicable to Stock Options shall apply equally to Incentive Stock Options. These Sections are incorporated by reference in this Article III as though fully set forth herein.

3.07  TERMINATION OF OPTIONEE EXCEPT UPON DEATH

     (a) In the event of the termination of employment of an optionee (otherwise than by reason of the optionee's death or disability or retirement of the optionee on or after his normal retirement date), any Incentive Stock Option or Incentive Stock Options granted to him under the Plan which have not then expired and which are otherwise exercisable within the provisions of Section 2.05(b) hereof, may be exercised by the optionee within three months of such termination.

     (b) Notwithstanding the provisions of Section 2.05(b), if the employment of an optionee shall be terminated by reason of the optionee's retirement on or after his normal retirement date, the optionee shall have the right to exercise such Incentive Stock Option or Incentive Stock Options held by him to the extent that such options have not expired, at any time before the normal expiration date of the Incentive Stock Option or Incentive Stock Options. The transfer of an optionee from the employ of the Company to a Subsidiary or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment for purposes of the Plan.

     (c) Notwithstanding the provisions of Section 2.05(b), in the event of the termination of employment of an optionee by reason of the optionee's disability as defined in Section 2.06(c), the optionee shall have the right to exercise all Incentive Stock Options held by him, to the extent such Incentive Stock Options have not previously expired or been exercised, at any time before the normal expiration date of such Incentive Stock Option.

     (d) Notwithstanding the provisions of Section 3.07(b) and (c), the tax treatment available pursuant to Section 422 of the Code upon the exercise of an Incentive Stock Option will not be available to an optionee who exercises any Incentive Stock Option more than (i) 12 months after the date of termination of employment due to the optionee's disability or (ii) three months after the date of termination of employment due to retirement.

3.08  DEATH OF OPTIONEE AND TRANSFER OF STOCK OPTION

     Notwithstanding the provisions of Section 2.05(b), if an optionee shall die
(i) while in the employ of the Company or a Subsidiary or (ii) within a period of 3 months after the termination of his employment with the Company and all Subsidiaries or (iii) within a period of 3 months after retirement (on or after his normal retirement date) from his employment with the Company and all Subsidiaries and shall not have fully exercised any Incentive Stock Options theretofore granted to him, subject to the condition that no Incentive Stock Option shall be exercisable after the expiration of 10 years from the date it is granted, to the extent that the Incentive Stock Option had not previously been exercised, it may be exercised at any time before the normal expiration date of the Incentive Stock Option, by the executors or administrators of the optionee or by any person or persons who shall have acquired the Incentive Stock Option directly from the optionee by bequest or inheritance.

3.09  LIMITATIONS ON TRANSFER

     Except as provided in this Section 3.09, no Incentive Stock Option granted under the Plan may be assigned, encumbered or transferred, except by will or the laws of descent and distribution in the event of the death of the optionee, or pursuant to a qualified domestic relation order as defined by the Internal Revenue Code of 1986, as amended or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

                          ARTICLE IV -- MISCELLANEOUS

4.01  RECAPITALIZATION.

     Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each Stock Option or Incentive Stock Option (collectively for purposes of this Article IV, an "Option") and the exercise price per share thereof for each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company.

     In the event of a merger, consolidation, combination, exchange of shares, separation, reorganization, or liquidation of the Company, each outstanding Option shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the Option would have been entitled.

     In the event of a change in the Common Stock of the Company as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be Common Stock within the meaning of the Plan.

     To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive, provided that each Incentive Stock Option granted pursuant to this Plan shall not be adjusted in a manner that causes the Incentive Stock Option to fail to continue to qualify as an "incentive stock option" within the meaning of 422 of the Code.

     The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassification, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

4.02  RIGHTS AS A SHAREHOLDER

     An optionee or transferee of an Option shall have no rights as a shareholder with respect to any shares covered by his Option until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in
Section 4.01 hereof.

4.03  MODIFICATION, EXTENSION, AND RENEWAL OF OPTIONS

     Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised). The Committee shall not, however, modify any outstanding Options or authorize the granting of new Options in substitution therefor specifying a lower price. Notwithstanding the foregoing, no modification of an Option shall, without the consent of the optionee, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

4.04  INVESTMENT PURPOSE

     Each Option under the Plan shall be granted on the condition that the purchase of Common Stock thereunder shall be for investment purposes, and not with a view to resale or distribution except in the event the Common Stock subject to such Option is registered under the Securities Act of 1933, as amended, or in the event a resale of such Common Stock without such registration would otherwise be permissible; provided, however, that such condition shall be inoperative if in the opinion of counsel for the Company such condition is not required under the Securities Act of 1933, as amended, or any other applicable law, regulation, or rule of any governmental agency.

4.05  INDEMNIFICATION

     In addition to such other rights of indemnification as they may have, the members of the Committee and the officers and employees of the Company who may take action relating to the Plan shall be indemnified by the Company to the fullest extent permitted by law against the reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member, officer or employee is liable for gross negligence or willful misconduct in the performance of his duties; provided that within sixty (60) days after institution of any such action, suit or proceeding, a Committee member, officer or employee shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

4.06  AMENDMENT OF THE PLAN

     The Board of Directors may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to Options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without approval of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at a duly held meeting of the shareholders of the Company, no such revision or amendment shall change the number of shares of Common Stock subject to the Plan, change the designation of the class of persons eligible to receive Options, decrease the price at which Options may be granted, remove the administration of the Plan from the Committee, or render any member of the Committee eligible to receive an Option under the Plan while serving thereon. However, in no case shall the Plan be amended more than once in any six month period except for those amendments that are made solely for the purpose of complying with the Code, Title I of the Employee Retirement Income Security Act or the rules thereunder.

4.07  APPLICATION OF FUNDS

     The proceeds received by the Company from the sale of the Common Stock pursuant to the Options will be used for general corporate purposes.

4.08  NO OBLIGATION TO EXERCISE OPTION

     The granting of an Option shall impose no obligation upon the optionee to exercise such Option.

4.09  APPROVAL OF SHAREHOLDERS AND REGISTRATION OF COMMON STOCK

     The Plan shall be subject to the approval of the shareholders of the Company as set forth in Section 1.06 above. Any options granted prior to such shareholders' approval shall be expressly conditioned on and shall be subject to such approval. Further, any options granted pursuant to the Plan shall not become exercisable until a registration statement filed with the Securities and Exchange Commission for the Common Stock pertaining thereto has become effective (unless an exemption from registration for the Common Stock pertaining thereto is available in the opinion of counsel for the Company) and the requirements, if any, of the National Association of Securities Dealers, Inc. are met. The Company shall undertake to use its best efforts to cause a registration statement to become and remain effective and to meet the applicable requirements of the National Association of Securities Dealers, Inc.

4.10  GOVERNMENT REGULATIONS

     The Plan, and the granting and exercise of Options thereunder, and the obligations of the Company to sell and deliver shares under such Options, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding anything contained herein to the contrary, Options shall be granted and exercised in such a manner as to conform to the provisions of Rule 16b-3, or any replacement rule, adopted pursuant to the provisions of the Securities Exchange Act of 1934 as the same now exists or may, from time to time, be amended.

4.11  GOVERNING LAW; SEVERABILITY

     The Plan shall be governed by and construed in all respects in accordance with the laws of the State of Louisiana. If any provision of the Plan shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

                                                                       EXHIBIT B

                     UNITED COMPANIES FINANCIAL CORPORATION

                  1993 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     1. PURPOSE OF THE PLAN.

     This 1993 Non-Employee Director Stock Option Plan (the "Plan") is intended to assist United Companies Financial Corporation (the "Company") in attracting and retaining highly qualified and experienced persons, who are not officers or employees of the Company or any of its subsidiaries or affiliates, for service as directors of the Company by providing such directors with a proprietary interest in the Company's success through the grant to such directors of nonstatutory stock options (the "Options") to acquire shares of the common stock of the Company (the "Shares").

     2. PARTICIPATION.

     Each member of the Company's Board of Directors (the "Board") who is not, and who has not been during the one-year period immediately preceding the Effective Date (as defined below), or the date the director is first elected to the Board, whichever is later, an officer or employee of the Company or of any of its subsidiaries or affiliates (each, an "Eligible Director") shall be eligible to participate in the Plan.

     3. ADMINISTRATION OF PLAN.

     The Plan shall be administered, construed and interpreted by a committee (the "Committee") which shall be comprised of two or more members of the Board appointed by the Board, who are not eligible under Section 2 hereof to receive grants of Options under the Plan. The Committee shall prescribe the form of stock option agreement to be used to evidence grants of Options under the Plan, consistent with the terms of the Plan and all applicable laws and regulations, including, without limitation, Rule 16b-3 (or successor provision) promulgated by the Securities and Exchange Commission.

     4. SHARES SUBJECT TO PLAN.

          (a) Maximum Shares. The maximum number of Shares with respect to which Options may be granted and which are hereby reserved for purposes of the Plan shall be, in the aggregate, 400,000 Shares (adjusted pursuant to Section 4(b) hereof to reflect 100% Common Stock dividend paid on October 18, 1993), subject to further adjustment as provided in Section 4(b) hereof. Shares issued under the Plan may be either authorized but unissued Shares or Shares which have been or may be reacquired by the Company, including treasury shares. Shares released upon forfeiture of an Option shall again be available for grants of future Options under the Plan.

          (b) Adjustments in Event of Changes in Capitalization. In the event that the Shares are changed into or exchanged for a different kind or number of shares of stock or securities of the Company as the result of any stock dividend, stock split, combination of shares, exchange of shares, merger, consolidation, reorganization, recapitalization or other change in capital structure of the Company (each, a "Capitalization Change"), then the number of Shares subject to this Plan and the number of shares subject to Options previously granted hereunder shall be equitably adjusted by the Committee to prevent the dilution or enlargement of such previously granted Options, and any new stock or securities into which the Shares are changed or for which they are exchanged shall be substituted for the Shares subject to this Plan and to Options granted hereunder; provided, however, that fractional shares may be deleted from any such adjustment or substitution. There shall be no such equitable adjustment for the number of Shares subject to Options as set forth in Section 5(a) in the event the effective date of the Capitalization Change occurs prior to the grant of the Option.

     5. OPTIONS GRANTED UNDER THE PLAN.

          (a) Option Grants. On the Effective Date, each Eligible Director shall be and hereby is granted an Option to acquire 8,000 Shares (as adjusted pursuant to Section 4(b) to reflect the 100% Common Stock dividend paid on October 18, 1993). In addition, each Eligible Director shall be granted an Option to acquire 4,000 Shares on an annual basis upon his or her election or re-election to the Board. The price at which Shares may be acquired pursuant to each Option (the "Exercise Price") shall be the Fair Market Value of the Shares, as defined in Section 5(d) hereof, as of the date such Option is granted.

          (b) Exercise Rights. An Option granted under the Plan shall not be exercisable for a period of three years after the date of grant. Thereafter, subject to Section 10 hereof, the Option shall be fully exercisable, and shall remain exercisable for a period of ten years from the date such Option is granted, at which time any unexercised portion of the Option shall terminate. In the event that the optionee ceases to be a member of the Board within six months of the date an Option is granted, the Option shall be forfeited.

          (c) Exercise of Options. Subject to Section 5(b), an Option may be exercised with respect to all or part of the Shares covered by the Option, but in no event with respect to less than 100 Shares, unless the exercise relates to all Shares covered by the Option at the date of exercise. Options may be exercised by delivery of a signed written notice to the Company, which notice shall state the election to exercise the Option and the number of whole Shares in respect to which it is being exercised, together with payment in full of the Exercise Price, which payment shall be made either (i) in cash (by a certified check, bank draft or money order);
     (ii) with the consent of the Committee, by delivering Shares already owned by the optionee valued at Fair Market Value; (iii) by electing to have the Company withhold from the Shares otherwise issuable upon exercise of the Option that number of Shares valued at Fair Market Value as of the date of exercise; or (iv) by a combination of the foregoing forms of payment. Notice of exercise and payment of the Exercise Price shall be delivered to the Company at the following address:

                              United Companies Financial Corporation
                              P. O. Box 1591
                              4041 Essen Lane
                              Baton Rouge, La 70821
                              Attn: Secretary

          (d) Fair Market Value. The term "Fair Market Value" means the fair market value of a Share as determined in good faith by the Committee in the following manner:

             (i) If the Shares are then listed on any national or regional stock exchange or traded in the over-the-counter market and prices are quoted on the NASDAQ National Stock Market, the Fair Market Value shall be the last quoted sales price of a Share on the date in question, or if there are no reported sales on such date, on the last preceding date on which sales were reported;

             (ii) If the Shares are not so listed or quoted, then the Fair Market Value shall be the mean between the bid and ask prices quoted by a market maker or other recognized specialist in the Shares at the close of the date in question; or

             (iii) In the absence of either of the foregoing, the Fair Market Value shall be determined by the Committee in its absolute discretion after giving consideration to the book value, the revenues, the earnings history and the prospects of the Company in light of market conditions generally.

     The Fair Market Value determined in such manner shall be final, binding and conclusive on all parties.

     6. RESTRICTIONS ON TRANSFERS.

          (a) Limitations on Transfer. (i) Except as provided in Section 6(a)(ii), no Option granted under the Plan may be assigned, encumbered or transferred, except by will or the laws of descent and distribution in the event of the death of the optionee, or pursuant to a qualified domestic relation order as defined by the Internal Revenue Code of 1986, as amended or Title I of the Employee Retirement Income Security Act, or the rules thereunder. (ii) The Committee shall have the discretionary authority to grant Options which would be transferable to members of an Eligible Director's immediate family, including trusts for the benefit of such family members and partnerships in which such family members are the only partners. For purposes of Section 5(c), a transferred Option may be exercised by the transferee to the extent that the Eligible Director would have been entitled had the Option not been transferred.

          (b) Government Regulations. This Plan and Options granted under the Plan are subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency (including without limitation "no action" positions of the Securities and Exchange Commission) which may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Without limiting the generality of the foregoing, no Options may be granted or exercised under the Plan unless and until all applicable legal requirements have, in the opinion of counsel to the Company, been complied with. In connection with any Shares issued pursuant to the exercise of Options, the person acquiring such Shares shall, if requested by the Company, give assurances satisfactory to counsel to the Company in respect to such matters as the Company may deem desirable to assure compliance with all applicable legal requirements. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange or NASDAQ, as applicable, on which Shares may then be listed, and
     (ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

     7. TERMINATION.

     The Plan shall terminate automatically on the tenth anniversary of the Effective Date, and the Board may suspend or terminate the Plan at any earlier time. Upon termination of the Plan, no additional Options shall be granted under the Plan; provided, however, that the terms of the Plan shall continue in full force and effect with respect to outstanding and unexercised Options issued under the Plan.

     8. AMENDMENT.

     The Board may amend the Plan from time to time in its sole discretion, but in no case shall the Plan be amended more than once in any six month period, except for those amendments solely for the purpose of complying with the Internal Revenue Code of 1986, as amended, Title I of the Employee Retirement Income Security Act, or the rules thereunder. Additionally, no such amendment shall, without the approval of the shareholders of the Company in accordance with the laws of the State of Louisiana and Rule 16b-3 under the Securities and Exchange Act of 1934, as amended: (a) change the class of persons eligible to receive Options or otherwise materially modify the requirements as to eligibility for participation in the Plan; (b) increase, decrease or otherwise alter the aggregate number of Shares with respect to which Options may be granted under the Plan or which may be granted to Eligible Directors; (c) materially increase the benefits accruing to Eligible Directors under the Plan; or (d) remove the administration of the Plan from the Committee or render any member of the Committee eligible to participate in the Plan while serving thereon. Any purported amendment in violation of these restrictions shall be void and of no effect. Furthermore, no amendment shall impair the rights of any Eligible Director or other person or persons to whom an Option has been granted, without such person's consent.

     9. INDEMNIFICATION.

     In addition to such other rights of indemnification as they may have, the members of the Committee and the officers and employees of the Company who may take actions relating to the Plan shall be indemnified by the Company to the fullest extent permitted by law against the reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member, officer or employee is liable for gross negligence or willful misconduct in the performance of his duties, provided that within sixty (60) days after institution of any such action, suit or proceeding, a Committee member, officer or employee shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

     10. EFFECTIVE DATE.

     The Effective Date of the Plan shall be July 22, 1993, subject to receipt within one year of that date of the approval of the holders of a majority of the shares of common stock of the Company present or represented at a meeting of the shareholders at which the Plan is considered. All Options granted prior to such shareholder approval shall be subject to receipt of such approval and may not be exercised prior to receipt of such approval. If such shareholder approval is not received, all such Options shall automatically terminate.

PROXY

                    UNITED COMPANIES FINANCIAL CORPORATION
                     P.O. BOX 1591, BATON ROUGE, LA 70821
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


   THE UNDERSIGNED HEREBY APPOINTS J. TERRELL BROWN AND DALE E. REDMAN AS PROXIES, EACH WITH THE POWER TO APPOINT HIS SUBSTITUTE, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, ALL THE SHARES OF COMMON STOCK OF UNITED COMPANIES FINANCIAL CORPORATION HELD OF RECORD BY THE UNDERSIGNED ON MARCH 18, 1994, AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 28, 1994 OR ANY ADJOURNMENT THEROF.

   Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                      (PLEASE DATE AND SIGN ON REVERSE)


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          _________________      _____________________         {X} PLEASE MARK
           ACCOUNT NUMBER              COMMON                      YOUR VOTES
                                                                     AS THIS


1. ELECTION OF DIRECTORS: James J. Bailey, III, General Robert H. Barrow (Retired), J. Terrell Brown, Richard A. Campbell, Harris J. Chustz, Robert D. Kilpatrick, O. Miles Pollard, Jr., Charles Prosser, M.D., Dale E. Redman, William H. Wright, Jr.

      FOR all             WITHHOLD         (INSTRUCTION: To withhold authority
   nominees listed        AUTHORITY        to vote for any individual nominee,
   above (except as     to vote for all    write that nominee's name in the
   indicated to the     nominees listed    space provided below.)
   contrary below)        above
       {    }             {    }             _________________________________

                                           {    }  I PLAN TO
                                                   ATTEND
                                                   MEETING

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5 AND 6.


                                                          FOR  AGAINST  ABSTAIN

2. Proposal to approve adoption of the United Companies  {   }  {   }    {   }
Financial Corporation 1993 Stock Incentive Plan.

3. Proposal to approve adoption of the United Companies  {   }  {   }    {   }
Financial Corporation 1993 Non-Employee Director Stock
Option Plan.

4. Proposal to approve adoption of the United Companies  {   }  {   }    {   }
Financial Corporation Management Incentive Plan.

5. Proposal to amend Section 1 of Article III of the     {   }  {   }    {   }
Articles of Incorporation of United Companies Financial
Corporation.

6. In their discretion, the Proxies are authorized to    {   }  {   }    {   }
vote upon such other business as may properly come before the meeting.

                                            ___________________________________
                                                     (Signature)


                                            ___________________________________
                                                     (Signature)


                                            Dated _______________________, 1994


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE